EXHIBIT 10.12.1


[ILLISTRATION]
 *Parent Controlled Security Access Monitor
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                             CO-MARKETING AGREEMENT
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Power Kioks, Inc.
                           (Print Organization Name Above)
Name of Organization

The above named Organization agrees to participate in the co-op marketing effort with PACEL Corp., Child Watch of North America and Child Quest International, in support of the "ChildWatch Lite(TM) - Parent Controlled Security Access Monitor" software distribution program as a:

(Check  One) [X]  Sponsor  (level 1)
             [_]  Partner  (level 2)
             [_] Associate (level 3)

The organization agrees to actively promote and/or distribute the ChildWatch Lite(TM) software, place a logo link of ChildWatch(TM) on the organization's web site, and participate in the program as stated in the "Sponsorship Opportunities" package description. Additional opportunities to assist with this national campaign can be discussed on a case by case basis.

By signing this "Marketing Agreement" the above named organization certifies that they, their members, or constituents do not engage in the distribution of pornography and/or sexually explicit material, sexually oriented posters, photographs, cartoons or drawings in print or on the Internet. Nor do they encourage or support any related activities.

Additional information on this program can be found at www.childwatch.org and www.childwatch.com. Either party at anytime with written notice may terminate this agreement.

Company Representative:                                 Please send me_______
Address:         Terry Cooke
City, State Zip: 181 Whitehall Drive Markham, Ontario L3R9T1
Company URL:
Phone Number:    (905) 948-9600        E-mail Address: aaronm@powerphoto.net


[X]I authorize PACEL Corp. to use our logo as displayed on the above mentioned web site for promotional purposes (does not apply to level 3). [X]I will supply PACEL Corp. with a graphic representation of our logo in GIF, TIFF or JPEG format (does not apply to level 3).

Signature: /s/ Terry Cooke                                Date: October 11, 2000
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